SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 10, 2013

Neuralstem, Inc.

(Exact name of registrant as specified in Charter)

Delaware	000-1357459	52-2007292
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

9700 Great Seneca Highway, Rockville, Maryland 20850

(Address of Principal Executive Offices)

(301) 366-4841

(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On September 10, 2013, representatives of Neuralstem, Inc. (the “Company”) presented at the 15th Annual Rodman & Renshaw Healthcare Conference 2013, in New York City, NY at 11:40 a.m. local time. Filed herewith as Exhibit 99.01 are the slides that were presented at such conference.

The information contained in this Current Report on Form 8-K and the exhibits attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or such exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in or exhibits to this Form 8-K shall not be deemed an admission as to the materiality of any information in this report that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 8.01	Other Events.

On September 10, 2013, the Company announced that the first patient was treated in its Phase II trial using NSI-566 spinal cord-derived neural stem cells in the treatment of amyotrophic lateral sclerosis (ALS or Lou Gehrig’s disease) at Emory University Hospital in Atlanta, Georgia. A copy of the press release is attached to this report as Exhibit 99.02.

Item 9.01	Financial Statement and Exhibits.

Exhibit Number	Description

99.01	Slides presented at conference on September 10, 2013

99.02	Press Release dated September 10, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	September 10, 2013	Neuralstem, Inc.

/s/ Richard Garr
By: Richard Garr
Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.01	Slides presented at conference on September 10, 2013

99.02	Press Release dated September 10, 2013